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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of FaciliCom International, Inc. on Form S-4 of our report dated March 19, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Summary Financial and Other Data", "Selected Consolidated Financial and Other Data" and "Experts" in such Prospectus.

DELOITTE & TOUCHE llp

Pittsburgh, Pennsylvania
March 19, 1998